Exhibit 99.3

This Statement on Form 3 is filed jointly by AP Summerville, LLC, Apollo Real Estate Investment Fund III, L.P., Kronus Property III, Inc., Apollo Real Estate Management III, L.P., Apollo Real Estate Advisors III, L.P., Apollo Real Estate Management III, Inc., Apollo Real Estate Capital Advisors III, Inc., AP Summerville II, LLC, Apollo Real Estate Investment Fund IV, L.P., Kronus Property IV, Inc., Apollo Real Estate Management IV, L.P., Apollo Real Estate Advisors IV, L.P., Apollo Real Estate Management IV, Inc., and Apollo Real Estate Capital Advisors IV, Inc. The principal business address of each of the Reporting Persons is c/o Apollo Real Estate Advisors, 60 Columbus Circle, 20th Floor, New York, New York 10023.

Name of Designated Filer:  Apollo Real Estate Advisors III, L.P.

Date of Event Requiring Statement:  August 31, 2007

Issuer Name and Ticker or Trading Symbol: Emeritus Corporation (ESC)

AP SUMMERVILLE, LLC

By:	APOLLO REAL ESTATE INVESTMENT FUND III, L.P.
Its Sole Member

By: APOLLO REAL ESTATE ADVISORS III, L.P.
Its General Partner

		By:	APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.
Its General Partner

		By:	/s/ Stuart Koenig
			Name:	Stuart Koenig
			Title:	Vice President

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	APOLLO REAL ESTATE ADVISORS III, L.P.
Its General Partner

By: APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.
Its General Partner

		By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

KRONUS PROPERTY III, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE ADVISORS III, L.P.

By:	APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.
Its General Partner

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE CAPITAL ADVISORS III, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT III, L.P.

By:	APOLLO REAL ESTATE MANAGEMENT III, INC.
Its General Partner

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT III, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

AP SUMMERVILLE II, LLC

By:	APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.
Its Sole Member

	By:	APOLLO REAL ESTATE ADVISORS IV, L.P.
Its General Partner

		By:		APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.
Its General Partner

		By:	/s/ Stuart Koenig
			Name:	Stuart Koenig
			Title:	Vice President

APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.

By:	APOLLO REAL ESTATE ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.
Its General Partner

		By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

KRONUS PROPERTY IV, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE ADVISORS IV, L.P.

By:	APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.
Its General Partner

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE CAPITAL ADVISORS IV, INC.

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT IV, L.P.

By:	APOLLO REAL ESTATE MANAGEMENT IV, INC.
Its General Partner

	By:	/s/ Stuart Koenig
		Name:	Stuart Koenig
		Title:	Vice President

APOLLO REAL ESTATE MANAGEMENT IV, INC.

By:	/s/ Stuart Koenig
	Name:	Stuart Koenig
	Title:	Vice President